Exhibit 32.1
Certification of the Chief Executive Officer and Chief Financial Officer
Pursuant to Rule 18 U.S.C. Section 1350

In connection with the Annual Report on Form 10-K of PowerSchool Holdings, Inc. (the “Company”) for the year ended December 31, 2022, as filed with the U.S. Securities and Exchange Commission (the “Report”), the undersigned, the Chief Executive Officer and the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2023	/s/ Hardeep Gulati
Hardeep Gulati Director and Chief Executive Officer

Date: February 24, 2023	/s/ Eric Shander
Eric Shander President & Chief Financial Officer